Supplement to Accumulation Life[registered trademark symbol] Prospectus
		    Supplement dated April 29, 2011 to
             Prospectus dated April 30, 1998 as supplemented

The disclosure set forth below replaces the information under the heading
 "Fund Expenses" found in the prospectus and any other prior supplements.


===============================================================================
                    ANNUAL PORTFOLIO OPERATING EXPENSES
                  (as a percentage of average net assets)
===============================================================================
The Portfolio Operating Expenses Table shows the annual operating expenses separately for each portfolio (also referred to as the fund) for the fiscal year ended December 31, 2010. The table below shows the Total Annual Portfolio Operating Expenses and for those portfolios where a contractual agreement to waive or reimburse all or a portion of the portfolio expenses exists, the Net Total Annual Portfolio Operating Expenses are shown as well. Please see the individual portfolio prospectuses for more detailed information about portfolio expenses.

We have agreements with each of the fund managers that describe the administrative practices and responsibilities of the parties. To the extent it performs services for the fund, Symetra Life may receive an asset based administrative fee from the fund's advisor or distributor. These fees may be up to 0.30% per year and may depend on the amount we have invested in the portfolios. In addition, the funds may make payments to Symetra Life or its affiliates pursuant to a distribution and/or servicing plan adopted by the fund pursuant to Rule 12b-1 under the Investment Company Act of 1940. Such distribution or "12b-1" fees are disclosed in the table below.

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								 Other 				        Net Total
								 Expenses				Annual
								 including    Total       Contractual   Portfolio
							         Acquired     Annual      Expense	Operating
PORTFOLIO EXPENSES		   Management  Distribution      Fund         Portfolio   Waiver or	Expenses (After
(as a percentage of 		      Fees     Service (12b-1)   Expenses     Operating   Other		any acquired
average net assets)			       Fees	                      Expenses 	  Reimburse-	fund fees or
											  ment		reimbursement
													and waiver
	    	    	        									agreements)
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Fidelity VIP Asset Manager	   0.51%(1)	None		0.13%		0.64%(2) -0.02%		0.62%(3)
 Portfolio - Initial Class
Fidelity VIP Asset Manager: 	   0.56%(1)	None		0.19%		0.75%(2) -0.03% 	0.72%(4)
 Growth Portfolio - Initial Class

Fidelity VIP Contrafund[registered 0.56%	None		0.09%		0.65%	 -0.02%		0.63%(4)
 trademark symbol] Portfolio -
 Initial Class

Fidelity VIP Equity-Income 	   0.46%	None		0.10%		0.56%	 -0.01%		0.55%(5)
 Portfolio - Initial Class
Fidelity VIP Growth Portfolio -    0.56%	None		0.11%		0.67%	 -0.01%		0.66%(5)
 Initial Class

Fidelity VIP High Income 	   0.57%	None		0.12%		0.69%	  None		0.69%
 Portfolio - Initial Class

Fidelity VIP Index 500 		   0.10%	None		None		0.10%(6)  None		0.10%
 Portfolio - Initial Class
Fidelity VIP Investment Grade      0.32%	None		0.11%		0.43%	 -0.01%		0.42%(5)
 Bond Portfolio - Initial Class
Fidelity VIP Money Market          0.18%	None		0.09%		0.27%	 -0.01%		0.26%(5)
 Portfolio - Initial Class
Fidelity VIP Overseas Portfolio -  0.71%	None		0.15%		0.86%	 -0.03%  	0.83%(4)(5)
 Initial Class

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ING Global Resources Portfolio -   0.64%	0.25%		0.01%		0.90%	  None		0.90%
 Class S
ING JPMorgan  Emerging Markets     1.25%	None		0.01%		1.26%	  None		1.26%
 Equity Portfolio - Class I
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Pioneer Bond VCT Portfolio - 	   0.50%	None		0.24%		0.74%	 -0.12%		0.62%(7)
 Class I Shares
Pioneer Fund VCT Portfolio - 	   0.65%	None		0.07%		0.72%	  None		0.72%
 Class I Shares
Pioneer Growth Opportunities       0.74%	None		0.14%		0.88%    -0.02%(7)(8)	0.86%
 VCT Portfolio - Class I Shares
Pioneer Mid Cap Value  VCT
 Portfolio - Class I Shares 	   0.65%	None		0.09%		0.74%	  None		0.74%

The above portfolio expenses were provided by the Funds.  We have not independently verified the accuracy of the information
----------------------------------

(1)	The fund may invest in Commodity Strategy Central Fund, which in turn invests in wholly-owned
	subsidiary that invests in commodity-linked derivative instruments.  FMR has contractually agreed
	to waive the fund's management fee in an amount equal to its proportionate share of the management
	fee paid to FMR by the subsidiary based on the fund's proportionate ownership of the central fund.
	This arrangement will remain in effect for at least one year from the effective date of the prospectus,
	and will remain in effect thereafter as long as FMR's contract with the subsidiary is in place.  If
	FMR's contract with the subsidiary is terminated, FMR, in its sole discretion, may discontinue the
	arrangement.  For the fund's most recent fiscal year, the waiver rounded to less than 0.01% for each class.

(2) 	Differs from the ratio of expenses to average net assets in the Financial Highlights section because the
	total annual operating expenses shown above include acquired fund fees and expenses.

(3) 	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the
	fund's expenses.  In addition, through arrangements with the fund's custodian, credits realized as a result
	of uninvested cash balances are used to reduce the funds' custodian expenses.  Including these reductions,
	the total class operating expenses would have been 0.62% for Fidelity VIP Asset Manager Portfolio - Initial
	Class Shares.  This offset may be discounted at any time.


(4) 	A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's
	expense.  Including this reduction, the total class operating expenses would have been 0.72% for Fidelity VIP
	Asset Manager: Growth Portfolio - Initial Class Shares, 0.63% for Fidelity VIP 	Contrafund[trademark symbol]
	Portfolio -Initial Class Shares and 0.83% for Fidelity VIP Overseas Portfolio - Initial Class Shares.
	These offsets may be discontinued at any time.

(5) 	FMR or its affiliates agreed to waive certain fees during the period.

(6) 	Management fees for the fund have been reduced to 0.10%, and class expenses are limited to 0.10% (these limits
	do not apply to interest, taxes, brokerage commissions, security lending fees, or extraordinary expenses).
	This expense limit may not be increased without approval of the fund's shareholders and board of trustees.
	Thus, the expense limit is required by contract and is not voluntary on the fund manager's part.

(7) 	The portfolio's investment adviser has contractually agreed to limit ordinary operating expenses to the
	extent required to reduce expenses to 0.62% of the average daily net assets attributable to Class I shares.
	This expense limitation is in effect through May 1, 2012.  There can be no assurance that the adviser will
	extend the expense limitation beyond such time.  While in effect, the arrangement may be terminated only by
	agreement of  the adviser and the Board of Trustees.

(8) 	Total annual portfolio operating expenses in the table, before and after fee waiver and expense reimbursement,
	may be higher than the corresponding ratios of expenses to average net assets shown in the "Financial Highlights"
	section, which do not include acquired fund fees and expenses.

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Appendix B and C

Changes to the portfolio expenses affect the results of the Appendix B and C in your prospectus and any previous supplements.  We have chosen not to update Appendix B or C here.





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